PROSPECTUS SUPPLEMENT - January 31, 2001*

American Express Stock Market Certificate (April 26, 2000) S-6009 American Express Stock Market Certificate (April 26, 2000) S-6035 American Express Stock Market Certificate (April 26, 2000) S-6038 American Express Market Strategy Certificate (April 26, 2000) S-6008

This Supplement supersedes the Prospectus Supplement dated June 9, 2000.


The following information modifies that found in the American Express Stock Market Certificate (American Express Bank International) prospectus under "Initial Interest and Participation Rates" regarding a special promotional coupon:

However, if you have received a special promotional coupon and comply with the requirements of the coupon, as described in "Maximum return" in "Interest" under "About the Certificate," then your maximum return for your first term will be between 10% and 11%.


The following information modifies that found in the American Express Stock Market Certificate prospectuses in "Distribution", "Selling Agent Agreements with American Express Bank International and Securities America, Inc." and "Other Selling Agents" under "How Your Money Is Managed" regarding distribution fees and selling agents' commissions, fees and other compensation:

For certificates paying a special promotional coupon rate described on page 2p and in "Maximum return" in "Interest" under "About the Certificate", American Express Financial Advisors Inc. waives its distribution fee and the selling agents waive their commissions, fees and other compensation, unless a requirement for the special promotional coupon rate is a minimum investment of $100,000. If a special promotional coupon rate is available for Stock Market Certificate purchased through American Express Bank International (AEBI), the minimum investment in any Stock Market Certificate purchased through AEBI will be $100,000.

S-6008-31A (1/01)
Valid until next prospectus update.
*Destroy April 25, 2001